Exhibit 99.01

ReachLocal Reports Second Quarter 2014 Results

(WOODLAND HILLS, CA) – August 6, 2014 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in powering digital marketing for local businesses, today reported financial results for the second quarter ended June 30, 2014.

“After a thorough review of our business during my first four months as CEO, I’m confident that we can return ReachLocal to growth and profitability, as we look to further expand our ability to address the digital marketing needs of our clients,” said Sharon Rowlands, chief executive officer. “During the second half of 2014, we will move aggressively to enhance the business and make investments in the critical components for our success including accelerated product development, sales training and tools to enhance productivity.”

Quarterly Results at a Glance*

(Table amounts in 000’s except key metrics and per share amounts)

	Q2 2014	Q2 2013
Revenue	$123,553	$126,757
Net Income (Loss) from Continuing Operations	$(10,326)	$1,321
Net Income (Loss) from Continuing Operations per Diluted Share	$(0.36)	$0.04
Net Loss	$(10,295)	$(141)
Net Loss per Diluted Share	$(0.36)	$0.00
Non-GAAP Net Income (Loss)	$(6,488)	$4,356
Non-GAAP Net Income (Loss) per Diluted Share	$(0.23)	$0.15
Adjusted EBITDA	$(1,904)	$9,051
Cash Flow from Continuing Operations	$(4,218)	$13,528
Cash Flow from Operating Activities	$(5,480)	$11,568

*The amounts reflect that ClubLocal operations were determined to be discontinued operations during the fourth quarter of 2013. The definitions for Adjusted EBITDA and Non-GAAP Net Income, as set forth in full below, exclude discontinued operations.

	Q2 2014	Q2 2013	% Change
Revenue by Channel:
Direct Local Revenue	$97,162	$101,056	(4)%
National Brands, Agencies and Resellers (NBAR) Revenue	26,391	$25,701	3%

Revenue by Geography:
North America	$76,968	$86,009	(11)%
International Revenue	$46,585	$40,748	14%

Key Metrics (at Period End)
Active Clients	23,200	23,700	(2)%
Active Product Units	34,600	35,100	(1)%

Business Outlook

“We continue to aggressively reshape the business to deliver better growth and profitability in 2015. In order to maintain maximum flexibility during this transitional period, we will only provide a quarterly outlook,” said ReachLocal chief financial officer Ross Landsbaum.

For the third quarter of 2014, ReachLocal’s outlook is as follows:

●	Revenue in the range of $116 to $121 million.
●	Adjusted EBITDA loss in the range of $4 to $7 million.

The Company’s prior full-year outlook for 2014 is withdrawn.

Conference Call and Webcast Information

The ReachLocal second quarter 2014 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Wednesday, August 6, 2014. To participate on the live call, analysts and investors should dial 1-888-329-8862 at least ten minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports Active Clients and Active Product Units, as management believes that these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration), restructuring charges, and other non-operating income or expense.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Active Clients is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Clients by adjusting the number of Active Product Units to combine clients with more than one Active Product Unit as a single Active Client. Clients with more than one location are generally reflected as multiple Active Clients. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Clients includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Product Units is a number we calculate to approximate the number of individual products, licenses or services we are providing to Active Clients. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client who also licenses ReachEdge, we consider that three Active Product Units. Similarly, if a client purchases ReachSearch campaigns for two different products or purposes, we consider that two Active Product Units. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s outlook for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to rectify the challenges associated with its recent North American sales realignment; (ii) the Company’s abilily to obtain the cost savings contemplated by its recent restructuring; (iii) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (iv) the Company’s ability to recruit, train and retain its salespeople; (v) the Company’s ability to attract and retain customers and compete with a wide range of competitors on both price and product offering; (vi) the Company’s ability to successfully enter new markets and manage its international expansion; (vii) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (viii) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (ix) the Company’s ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc. (NASDAQ: RLOC) helps local businesses grow and operate their business better with leading technology and expert service for our clients’ lead generation and conversion. ReachLocal is headquartered in Woodland Hills, Calif. For more information about ReachLocal, visit http://www.reachlocal.com, follow us at http://www.reachlocal.com/social, or email info@reachlocal.com.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Amber Seikaly Vice President Corporate Communications (214) 294-0242 amber.seikaly@reachlocal.com

REACHLOCAL, INC.
UNAUDITED BALANCE SHEETS
(in thousands, except per share data)

	June 30,	December 31,
	2014	2013
Assets
Current Assets:
Cash and cash equivalents	$64,274	$77,514
Short-term investments	259	260
Accounts receivable, net	7,856	9,699
Prepaid expenses and other current assets	10,713	8,746
Deferred tax assets	2,151	1,250
Assets of discontinued operations	65	3,415
Total current assets	85,318	100,884

Property and equipment, net	14,075	12,903
Capitalized software development costs, net	19,960	17,300
Restricted deposits	3,866	3,654
Deferred tax assets	2,351	1,883
Intangible assets, net	2,033	1,270
Other assets	13,021	6,032
Goodwill	44,560	42,083
Total assets	$185,184	$186,009

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$33,485	$36,970
Accrued compensation and benefits	17,121	17,280
Deferred revenue	31,469	33,013
Accrued restructuring	2,993	-
Other current liabilities	17,322	15,089
Liabilities of discontinued operations	849	1,324
Total current liabilities	103,239	103,676
Deferred rent and other liabilities	4,852	3,965
Total liabilities	108,091	107,641

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(79)	(73)
Additional paid-in capital	126,098	111,934
Accumulated deficit	(45,827)	(29,559)
Accumulated other comprehensive loss	(3,099)	(3,934)
Total stockholders’ equity	77,093	78,368
Total liabilities and stockholders’ equity	$185,184	$186,009

REACHLOCAL, INC.
UNAUDITED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Revenue	$123,553	$126,757	$248,289	$248,364
Cost of revenue	63,461	63,599	126,859	124,705
Operating expenses:
Selling and marketing	48,146	45,096	94,907	88,730
Product and technology	6,816	5,259	13,775	11,146
General and administrative	14,530	9,924	28,694	19,123
Restructuring charges	2,226	-	4,049	-
Total operating expenses	71,718	60,279	141,425	118,999

Operating income (loss)	(11,626)	2,879	(19,995)	4,660
Other income, net	195	114	383	341
Income (loss) from continuing operations before income taxes	(11,431)	2,993	(19,612)	5,001
Income tax provision (benefit)	(1,105)	1,672	(2,973)	3,328
Income (loss) from continuing operations	(10,326)	1,321	(16,639)	1,673
Gain (loss) from discontinued operations (including gain on disposal of $1,201 for the six months ended June 30, 2014)	49	(2,346)	593	(3,960)
Income tax provision (benefit)	18	(884)	222	(1,511)
Net loss	$(10,295)	$(141)	$(16,268)	$(776)

Net income (loss) per share:
Basic:
Income (loss) from continuing operations	$(0.36)	$0.05	$(0.59)	$0.06
Income (loss) from discontinued operations, net of income taxes	-	(0.06)	0.01	(0.09)
Net loss per share	$(0.36)	$(0.01)	$(0.58)	$(0.03)

Diluted:
Income (loss) from continuing operations	$(0.36)	$0.04	$(0.59)	$0.06
Income (loss) from discontinued operations, net of income taxes	-	(0.04)	0.01	(0.09)
Net loss per share	$(0.36)	$-	$(0.58)	$(0.03)

Weighted average common shares used in the computation of income (loss) per share:
Basic	28,469	27,910	28,279	28,011
Diluted	28,469	29,656	28,279	29,591

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$255	$153	$530	$271
Selling and marketing	859	709	1,736	1,494
Product and technology	222	38	608	262
General and administrative	2,140	1,509	5,173	3,034
	$3,476	$2,409	$8,047	$5,061

Depreciation and amortization:
Cost of revenue	$169	$187	$346	$398
Selling and marketing	674	678	1,309	1,649
Product and technology	2,650	2,576	5,608	5,189
General and administrative	525	322	977	430
	$4,018	$3,763	$8,240	$7,666

REACHLOCAL, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Income (loss) from continuing operations	$(16,639)	$1,673
Adjustments to reconcile income (loss) from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	8,240	7,666
Stock-based compensation	8,047	5,061
Restructuring charges	4,049	-
Excess tax benefits from stock-based awards	568	(1,090)
Provision for doubtful accounts	1,602	296
Deferred taxes, net	(1,372)	-
Changes in operating assets and liabilities:
Accounts receivable	(73)	(3,030)
Prepaid expenses and other current assets	(1,890)	(1,667)
Other assets	(397)	(721)
Accounts payable	(4,204)	3,809
Accrued compensation and benefits	(524)	(772)
Deferred revenue	(2,129)	921
Accrued restructuring	(867)	-
Deferred rent and other liabilities	1,371	1,382
Net cash provided by (used in) operating activities, continuing operations	(4,218)	13,528
Net cash used in operating activities, discontinued operations	(1,262)	(1,960)
Net cash provided by (used in) operating activities	(5,480)	11,568

Cash flows from investing activities:
Additions to property, equipment and software	(10,942)	(9,585)
Acquisitions, net of acquired cash	(1,760)	(363)
Investment in partnership	(2,000)	(2,500)
Purchases of certificates of deposit and short-term investments	(73)	(2,522)
Maturities of certificates of deposits and short-term investments	-	2,578
Net cash used in investing activities, continuing operations	(14,775)	(12,392)
Net cash used in investing activities, discontinued operations	-	(1,598)
Net cash used in investing activities	(14,775)	(13,990)

Cash flows from financing activities:
Proceeds from exercise of stock options	6,438	4,370
Excess tax benefits from stock-based awards	(568)	1,090
Common stock repurchases	(21)	(12,990)
Net cash provided by (used in) financing activities	5,849	(7,530)

Effect of exchange rate changes on cash and cash equivalents	1,166	(3,193)

Net change in cash and cash equivalents	(13,240)	(13,145)
Cash and cash equivalents—beginning of period	77,514	92,320
Cash and cash equivalents—end of period	$64,274	$79,175

REACHLOCAL, INC.
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Operating income (loss)	$(11,626)	$2,879	$(19,995)	$4,660
Add:
Depreciation and amortization	4,018	3,763	8,240	7,666
Stock-based compensation	3,476	2,409	8,047	5,061
Acquisition and integration costs	2	-	16	-
Restructuring charges	2,226	-	4,049	-
Adjusted EBITDA (1)	$(1,904)	$9,051	$357	$17,387

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended June 30, 2014 and 2013
(in thousands, except per share amounts)

	Three Months Ended June 30, 2014					Three Months Ended June 30, 2013
		Adjustments:					Adjustments:
	GAAP Operating	Stock-based Compensation	Acquisition	Restructuring	Non-GAAP	GAAP Operating	Stock-based Compensation	Acquisition	Restructuring	Non-GAAP
	Results	Related	Related	Related	Operating	Results	Related	Related	Related	Operating
	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results
Revenue	$123,553	-	-	-	$123,553	$126,757	-	-	-	$126,757

Cost of revenue	63,461	(255)	-	-	63,206	63,599	(153)	(13)	-	63,433

Operating expenses:
Sales and marketing	48,146	(859)	-	-	47,287	45,096	(709)	-	-	44,387
Product and technology	6,816	(325)	(212)	-	6,279	5,259	(354)	(259)	-	4,646
General and administrative	14,530	(2,140)	(123)	-	12,267	9,924	(1,509)	-	-	8,415
Restructuring charges	2,226	-	-	(2,226)	-	-	-	-	-	-
Total operating expenses	71,718	(3,324)	(335)	(2,226)	65,833	60,279	(2,572)	(259)	-	57,448
Operating income (loss)	(11,626)	3,579	335	2,226	(5,486)	2,879	2,725	272	-	5,876
Other income, net	195	-	-	-	195	114	-	-	-	114
Income (loss) from continuing operations before income taxes	(11,431)	3,579	335	2,226	(5,291)	2,993	2,725	272	-	5,990
Income tax provision (benefit) (6)	(1,105)	1,342	126	834	1,197	1,672	-	(38)	-	1,634
Income (loss) from continuing operations	$(10,326)	2,237	209	1,392	$(6,488)	$1,321	2,725	310	-	$4,356

Net income (loss) per share
Basic income (loss) per share	$(0.36)				$(0.23)	$0.05				$0.16
Diluted income (loss) per share	$(0.36)				$(0.23)	$0.04				$0.15

Weighted average shares outstanding
Basic	28,469				28,469	27,910				27,910
Diluted	28,469				28,469	29,656				29,656

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Six Months Ended June 30, 2014 and 2013
(in thousands, except per share amounts)

	Six Months Ended June 30, 2014					Six Months Ended June 30, 2013
		Adjustments:					Adjustments:
	GAAP Operating	Stock-based Compensation	Acquisition	Restructuring	Non-GAAP	GAAP Operating	Stock-based Compensation	Acquisition	Restructuring	Non-GAAP
	Results	Related	Related	Related	Operating	Results	Related	Related	Related	Operating
	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results	"As Reported"	Expense (2)	Costs (3)	Costs (4)	Results
Revenue	$248,289	-	-	-	$248,289	$248,364	-	-	-	$248,364

Cost of revenue	126,859	(530)	-	-	126,329	124,705	(271)	(21)	-	124,413

Operating expenses:
Sales and marketing	94,907	(1,736)	-	-	93,171	88,730	(1,494)	-	-	87,236
Product and technology	13,775	(831)	(444)	-	12,500	11,146	(884)	(649)	-	9,613
General and administrative	28,694	(5,173)	(137)	-	23,384	19,123	(3,034)	-	-	16,089
Restructuring charges	4,049	-	-	(4,049)	-	-	-	-	-	-
Total operating expenses	141,425	(7,740)	(581)	(4,049)	129,055	118,999	(5,412)	(649)	-	112,938
Operating income (loss)	(19,995)	8,270	581	4,049	(7,095)	4,660	5,683	670	-	11,013
Other income, net	383	-	-	-	383	341	-	-	-	341
Income (loss) from continuing operations before income taxes	(19,612)	8,270	581	4,049	(6,712)	5,001	5,683	670	-	11,354
Income tax provision (benefit) (6)	(2,973)	3,101	218	1,518	1,865	3,328	-	(87)	-	3,241
Income (loss) from continuing operations	$(16,639)	5,169	363	2,531	$(8,577)	$1,673	5,683	757	-	$8,113

Net income (loss) per share
Basic income (loss) per share	$(0.59)				$(0.30)	$0.06				$0.29
Diluted income (loss) per share	$(0.59)				$(0.30)	$0.06				$0.27

Weighted average shares outstanding
Basic	28,279				28,279	28,011				28,011
Diluted	28,279				28,279	29,591				29,591

REACHLOCAL, INC.
Reconciliation of GAAP to Constant Currency Revenue
(in thousands)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2014		2013	2014	2013
North American GAAP Revenue	$76,968		$86,009	$154,056	$168,929
Constant Currency Adjustment	234		-	572	-
North American Revenue at Constant Currency (5)	$77,202		$86,009	$154,628	$168,929

As Reported Growth Rates	(10.5%	)	4.1%	(8.8% )	6.2%
Constant Currency Growth Rates	(10.2%	)	4.1%	(8.5% )	6.2%

International GAAP Revenue	46,585		$40,748	$94,233	$79,435
Constant Currency Adjustment	121		-	3,065	-
International Revenue at Constant Currency (5)	$46,706		$40,748	$97,298	$79,435

As Reported Growth Rates	14.3%		38.0%	18.6%	39.2%
Constant Currency Growth Rates	14.6%		40.7%	22.5%	41.5%

Consolidated GAAP Revenue	$123,553		$126,757	$248,289	$248,364
Constant Currency Adjustment	355		-	3,637	-
Consolidated Revenue at Constant Currency (5)	$123,908		$126,757	$251,926	$248,364

As Reported Growth Rates	(2.5%	)	13.0%	-	14.9%
Constant Currency Growth Rates	(2.2%	)	13.6%	1.4%	15.4%

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration), restructuring charges, and other non-operating income or expense.

(2) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(3) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(4) Restructuring Related Costs are excluded from the non-GAAP operating results as these are non-recurring charges with the Company would not have incurred as part of continuing operations.

(5) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.

(6) The income tax provision (benefit) for the Non-GAAP adjustments is estimated using the effective statutory rate for those jurisdictions.